UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported) August 1, 1997


                             CCB Financial Corporation
        (Exact name of registrant as specified in its charter)



       North Carolina         0-12358           56-1347849
     (State or other       (Commission File   (IRS Employer
     jurisdiction of          Number)        Identification No.)
     incorporation)


      111 Corcoran Street, Post Office Box 931, Durham, NC  27702
               (Address of principal executive offices)



Registrant's telephone number, including area code  (919) 683-7777



                                          N/A
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets.

      On August 1, 1997, the Registrant's merger with American Federal Bank, FSB ("American Federal"), of Greenville, South Carolina, was completed. American Federal had assets totaling $1.3 billion as of June 30, 1997. The transaction, which has an indicated value of approximately $410.3 million, was consummated through a tax-free exchange of stock accounted for as a pooling-of-interests. In accordance with the terms of the merger agreement, .445 shares of the Registrant's common stock was issued for each share of American
Federal outstanding or approximately 4.9 million shares. American Federal will continue to operate as a separate subsidiary of the Registrant.


Item 7.   Financial Statements and Exhibits.


          (a)  Financial statements of businesses acquired

       The   following   financial  statements  are  incorporated   by
       reference:

       (i) Audited consolidated financial statements of American Federal Bank, FSB as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 are incorporated by reference from Exhibit 99.1 of the Registrant's Current Report on Form 8-K dated April 21, 1997.

       (ii) Unaudited interim balance sheets of American Federal Bank, FSB as of March 31, 1997, December 31, 1996 and March 31, 1996 and the related unaudited interim statements of income and cash flows for the three-month periods ended March 31, 1997 and 1996 are incorporated by reference from Exhibit 99.1 of the Registrant's Current Report on Form 8-K dated May 13, 1997.

     (b)  Pro forma financial information

       The following unaudited pro forma financial statements are incorporated by reference from pages 52 through 58 of the Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-25705 on Form S-4:

       (i)   Pro   forma  combined  condensed  balance  sheet  of  CCB
             Financial Corporation and subsidiaries as of March 31, 1997.

       (ii) Pro forma combined condensed statement of income of CCB Financial Corporation and subsidiaries for the three-month period ended March 31, 1997.

       (iii) Pro forma combined condensed statement of income of CCB Financial Corporation and subsidiaries for the three-month period ended March 31, 1996.

       (iv) Pro forma combined condensed statement of income of CCB Financial Corporation and subsidiaries for the year ended December 31, 1996.

       (v) Pro forma combined condensed statement of income of CCB Financial Corporation and subsidiaries for the year ended December 31, 1995.

       (vi) Pro forma combined condensed statement of income of CCB Financial Corporation and subsidiaries for the year ended December 31, 1994.

      (c)  Exhibits

        2 Agreement and Plan of Reorganization between CCB Financial Corporation and American Federal Bank, FSB is incorporated by reference from Appendix A of the Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-25705 on Form S-4.

        10.1 Employment agreement between William L. Abercrombie, Jr. and CCB Financial Corporation.

        10.2 Employment agreement between William L. Abercrombie, Jr. and American Federal Bank, FSB.

        10.3 Employment agreement between Michael A. Trimble and CCB Financial Corporation.

        10.4 Employment agreement between Michael A. Trimble and
             American Federal Bank, FSB.

        99.1 Press release by CCB Financial Corporation dated August
             1, 1997.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CCB FINANCIAL CORPORATION



Date:  August 7, 1997         By: /s/   W. HAROLD PARKER, JR.
                                   W. Harold Parker, Jr.
                                   Senior Vice President and
                                   Controller


                             EXHIBIT INDEX

Exhibit No.

     2 Agreement and Plan of Reorganization between CCB Financial Corporation and American Federal Bank, FSB is incorporated by reference from Appendix A of the Registrant's Pre-Effective Amendment No. 1 to Registration Statement No. 333-25705 on Form S-4.

     10.1 Employment agreement between William L. Abercrombie, Jr. and CCB Financial Corporation.

     10.2 Employment agreement between William L. Abercrombie, Jr. and American Federal Bank, FSB.

     10.3 Employment agreement between Michael A. Trimble and CCB Financial Corporation.

     10.4  Employment   agreement  between  Michael  A.  Trimble   and
           American Federal Bank, FSB.

     99.1  Press release by CCB Financial Corporation dated August 1, 1997.